UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 2010


                             YELLOWCAKE MINING INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-52293                 83-0463005
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

              Suite 219, 7 Ashland Road, Caldwell, New Jersey 07006 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (732) 889-1558

          720 - 999 West Broadway, Vancouver, British Columbia V5Z 1K5 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e -4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 18, 2010, we issued a promissory note in the amount of US$125,000, payable on demand with interest at 10% per annum to an unrelated lender.

See the disclosure under Item 2.03, which is incorporated by reference into this
Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On February 18, 2010, a lender unrelated to our company loaned to our company a total of US$125,000. As evidence of the loan, we have executed and delivered a promissory note dated February 18, 2010, in the principal amount of US$125,000, to be paid on demand with interest at 10% per annum.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 24, 2010, William Tafuri resigned as our President, Chief Executive Officer, Secretary, Treasurer and a director of our company. David McAdam resigned as our Chief Financial Officer. To fill the vacancy on our board created by the resignation of William Tafuri, our company appointed Lisa Lopomo as a director of our company on February 24, 2010. We also appointed Lisa Lopomo as our President, Chief Executive Officer, Secretary and Treasurer in place of William Tafuri, and as Chief Financial Officer in place of David McAdam .

Also, on February 24, 2010, James Malone and Richard Klatt resigned as directors of our company.

LISA LOPOMO

Ms. Lisa Lopomo is President, Secretary, Treasurer, CFO and sole Director of the company. She has been an independent business consultant for the past 9 years. Her experience includes working with management of public and privately-held companies to maximize productivity as well as general corporate matters. Ms. Lopomo has experience in various industries including automotive, solar, pet care and resources. Most recently Ms. Lopomo was the founder of publicly traded Purden Lake Resource Corp.

FAMILY RELATIONSHIPS

There were no family relationships between Lisa Lopomo and any director or executive officer or former director or executive officer of our company.

CERTAIN RELATED TRANSACTIONS AND RELATIONSHIPS

We have not been party to any transaction with Lisa Lopomo, since the beginning of our last fiscal year, or any currently proposed transaction with Lisa Lopomo, in which we were or will be a participant and where the amount involved exceeds $120,000, and in which Ms. Lopomo had or will have a direct or indirect material interest.

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOWCAKE MINING INC.


/s/ Lisa Lopomo
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Lisa Lopomo
President, Secretary and Treasurer
February 25, 2010